Exhibit 99.1

iMedia Brands Strengthens Corporate Leadership Team

Tom Zielecki Appointed SVP, Chief Financial Officer

Troy Collings Promoted to SVP, Chief Information Officer

MINNEAPOLIS, MN – May 9, 2022 – iMedia Brands, Inc. (“iMedia”) (NASDAQ: IMBI, IMBIL) today announces several executive additions and internal promotions, including the appointment of Tom Zielecki as Senior Vice President, Chief Financial Officer, and the promotion of Troy Collings to Senior Vice President, Chief Information Officer.

“We believe we are in the early innings of a significant growth phase. We grew revenue 21% year-over-year in fiscal 2021, and we expect similar annual revenue growth in 2022. It’s critical our small corporate team maintains the motivation and capabilities to continue to capture new opportunities and tackle new challenges,” said Tim Peterman, CEO of iMedia Brands, “And I’m proud to say these executives are tested, passionate and ready.”

Tom Zielecki was appointed SVP, Chief Financial Officer effective today. Mr. Zielecki is a seasoned omni-channel financial leader with over thirty years of experience in fast changing cultures, including sixteen years at Kmart/Sears Corporation, where his last role was the finance leader of several business units generating over $2 billion in annual sales in Home Fashions, Jewelry, Outdoor Living, Toys & Seasonal. Immediately prior to joining iMedia, he was Brand CFO of LTD Commodities, a direct-to-consumer cataloger. Mr. Zielecki began his career in public accounting at Deloitte & Touche in its assurance practice and at PriceWaterhouse in its mergers and acquisitions practice. He is a CPA and holds a BA in Accounting from Walsh College.

Troy Collings was promoted to SVP, Chief Information Officer effective today. Since joining iMedia in June 2021 as VP of Technology, Mr. Collings has successfully led several critical technology projects including the company’s Salesforce implementation, Sarbanes-Oxley compliance upgrades, and most recently ShopHQ’s change to PayPal as its merchant processor. Prior to joining iMedia, Mr. Collings held numerous engineering, technology, and leadership roles during his six years at Target and seventeen years at Cargill. He holds a BA in Computer Science and a BA in Accounting from the University of North Dakota.

iMedia also announced today that it has further strengthened its accounting, finance, and technology teams with the following:

•	Monty Wageman, previously iMedia’s Chief Financial Officer, has taken on a new corporate finance role as Treasurer, where he will focus on working capital management, vendor relations, and the roll out of the accounts payable function as a shared service to all iMedia’s business units.
•	Megha Manan joins iMedia in May 2022 as VP, Technology QA & Compliance. Ms. Manan has over seventeen years of experience navigating the complexities of software engineering through the pragmatic, consistent oversight of quality assurance, automation, and process improvement. Most recently, Megha spent nine years in senior engineering roles at Bluestem Brands. Megha holds a MS, Software Engineering from North Dakota State University and a BS, Management Information Systems also from North Dakota State University.
•	Matthew Barsness recently joined iMedia as VP, Technology, and is successfully leading the organization’s customer operations software engineering teams and process that include Customer Service, Credit, Order Management, Fulfillment, Merchandising, and Finance business functions. Mr. Barsness has over twenty years of experience in escalating technology roles that include eight years at Accenture and eleven years at Bluestem Brands. He holds a BS in Computer Science from the University of Minnesota.
•	Sam Saman joins iMedia in May 2022 as, Director, Accounting. Mr. Saman will play an important role in supporting the various responsibilities within the controllership function. He has over 17 years of experience, including escalating financial roles at Deluxe Corporation and Michael Foods. Mr. Saman holds a Master in Business Administration in Finance from Florida Institute of Technology and a BS in Accounting from Winona State University.
•	Brent LaFrenz recently joined iMedia as Director, Finance, Planning & Analysis. Mr. LaFrenz is a seasoned finance professional with over 15 years of expertise leading financial planning in matrixed organizations, including 14 years at UnitedHealth Group/Optum. Brent holds a Master of Business Administration from Colorado Technical University and a BA in Finance from Buena Vista University.

About iMedia Brands, Inc.

iMedia Brands, Inc. (NASDAQ: IMBI) is a leading interactive media company capitalizing on the convergence of entertainment, ecommerce, and advertising. The company owns a growing, global portfolio of entertainment, consumer brands and media commerce services businesses that cross promote and exchange data with each other to optimize their consumer engagement experiences and to position the company as the leading single-source partner to television advertisers and consumer brands seeking to entertain and transact with customers.

Investors:

Ken Cooper

kcooper@imediabrands.com

(952) 943-6119

Media:

press@imediabrands.com

(952) 943-6125

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This document may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact, including statements regarding the expected impact of COVID-19 on television retailing are forward-looking. The Company often use words such as anticipates, believes, estimates, expects, intends, seeks, predicts, hopes, should, plans, will and similar expressions to identify forward-looking statements. These statements are based on management's current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): variability in consumer preferences, shopping behaviors, spending and debt levels; the general economic and credit environment, including COVID-19; interest rates; seasonal variations in consumer purchasing activities; the ability to achieve the most effective product category mixes to maximize sales and margin objectives; competitive pressures on sales and sales promotions; pricing and gross sales margins; the level of cable and satellite distribution for the Company’s programming and the associated fees or estimated cost savings from contract renegotiations; the Company’s ability to establish and maintain acceptable commercial terms with third-party vendors and other third parties with whom the Company has contractual relationships, and to successfully manage key vendor and shipping relationships and develop key partnerships and proprietary and exclusive brands; the ability to manage operating expenses successfully and the Company’s working capital levels; the ability to remain compliant with the Company’s credit facilities covenants; customer acceptance of the Company’s branding strategy and its repositioning as a video commerce Company; the ability to respond to changes in consumer shopping patterns and preferences, and changes in technology and consumer viewing patterns; changes to the Company’s management and information systems infrastructure; challenges to the Company’s data and information security; changes in governmental or regulatory requirements; including without limitation, regulations of the Federal Communications Commission and Federal Trade Commission, and adverse outcomes from regulatory proceedings; litigation or governmental proceedings affecting the Company’s operations; significant events (including disasters, weather events or events attracting significant television coverage) that either cause an interruption of television coverage or that divert viewership from its programming; disruptions in the Company’s distribution of its network broadcast to customers; the Company’s ability to protect its intellectual property rights; our ability to obtain and retain key executives and employees; the Company’s ability to attract new customers and retain existing customers; changes in shipping costs; expenses related to the actions of activist or hostile shareholders; the Company’s ability to offer new or innovative products and customer acceptance of the same; changes in customer viewing habits of television programming; and the risks identified under Item 1A(Risk Factors) in the Company’s most recently filed Form 10-K and any additional risk factors identified in its periodic reports since the date of such Form 10-K. More detailed information about those factors is set forth in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. The Company is under no obligation (and expressly disclaim any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

2